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                                                                   Exhibit 10.33

                                                                       EXECUTION


                          BALDWIN PIANO & ORGAN COMPANY

                     SECOND AMENDMENT AND LIMITED WAIVER TO
                                CREDIT AGREEMENT


     This SECOND AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of December 15, 2000 and entered into by and among BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation ("BORROWER"), GENERAL ELECTRIC CAPITAL CORPORATION, as agent for itself and Lenders ("AGENT"), the financial institutions listed on the signature pages hereof (the "LENDERS"), and, for purposes of Section 5 hereof, the Credit Parties listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of March 24, 2000, by and among Borrower, the other Credit Parties party thereto, Lenders and Agent (as modified by the First Amendment and Limited Waiver thereto dated as of August 11, 2000 (the "FIRST AMENDMENT"), the Limited Waiver and Consent thereto dated as of September 28, 2000 (the "LIMITED WAIVER"), the Extension of Limited Waiver thereto dated as of October 30, 2000 (the "EXTENSION") and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                 R E C I T A L S
                                 - - - - - - - -

     WHEREAS, Borrower has requested that Agent and Requisite Lenders extend the limited waiver of Borrower's compliance with certain financial covenants as set forth in Section 2 of the First Amendment (as previously extended to October 31, 2000 by the Limited Waiver and to December 15, 2000 by the Extension) to January 31, 2001.

     WHEREAS, Agent and Requisite Lenders have agreed to extend such limited waiver and to make certain amendments to the Credit Agreement, but only on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the terms and conditions herein contained, Borrower, Agent and Requisite Lenders hereby agree pursuant to Section 11.2 of the Credit Agreement as follows:

                                   SECTION 1.
                       AMENDMENTS TO THE CREDIT AGREEMENT

     On the basis of the representations and warranties contained in this Amendment, and subject to the terms and the satisfaction of the conditions set forth in this Amendment, Agent and Requisite Lenders hereby agree as follows:


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     A. AMENDMENT TO SECTION 1.5(a). Section 1.5(a) of the Credit Agreement is
hereby amended by deleting the last paragraph thereof in its entirety and inserting the following new paragraph at the end thereof as follows:

     "Notwithstanding anything in the foregoing to the contrary, (A) during the period from August 1, 2000 to but excluding December 15, 2000, the Applicable Index Margin and Applicable L/C Margin shall be fixed at 3.00% and 2.50%, respectively, and (B) from and after December 15, 2000, the Applicable Index Margin and Applicable L/C Margin shall be fixed at 3.50% and 2.50%, respectively, in each case without further adjustment."

     B. AMENDMENTS TO ANNEX F.

             (1) Annex F of the Credit Agreement is hereby amended by deleting Paragraphs (a) and (b) thereof in their entirety and inserting new Paragraphs
(a) and (b) thereto as follows:

     "(a) To Agent, upon its request, and in no event less frequently than every other calendar week to be delivered no later than the Wednesday of each such second calendar week (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date), each of the following, in each case as of the Friday of the calendar week immediately preceding each such Wednesday:

          (i) each of the items described in clauses (i), (ii) and (iii) of PARAGRAPH (B) below;

          (ii) a Borrowing Base Certificate calculating Eligible Accounts, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

          (iii) collateral reports with respect to Borrower, Baldwin Trading and Baldwin Canada, including all additions and reductions (cash and non-cash) with respect to Accounts of Borrower and Baldwin Canada, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion; and

          (iv) with respect to Borrower and its Subsidiaries, a weekly trial balance showing Accounts outstanding aged from invoice due date as follows:
     1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

     (b) To Agent, upon its request, and in no event less frequently than on a weekly basis to be delivered no later than Wednesday of each calendar week (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date), each of the following, in each case as of the Friday of the calendar week immediately preceding such Wednesday:

          (i) a Borrowing Base Certificate calculating Borrower's and Baldwin Trading's Eligible Inventory and Borrower's Eligible Raw Materials and Eligible


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     Fixed Assets, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

          (ii) with respect to Borrower and its Subsidiaries, a summary of Inventory by location and type with a supporting perpetual Inventory report, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion; and

          (iii) with respect to Borrower and its Subsidiaries, a summary of Raw Materials by location and type with a supporting perpetual Raw Materials report, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;"

             (2) Annex F of the Credit Agreement is hereby further amended by deleting Paragraph (f) thereof in its entirety and inserting a new Paragraph (f) as follows:

     "Borrower, at its own expense, shall deliver to Agent such appraisals and audits of its assets as Agent may request, such appraisals and audits to be conducted by an appraiser and auditor, as applicable, and in form and substance, satisfactory to Agent. All such appraisals and audits will be updated from time to time in Agent's discretion; and"

                                   SECTION 2.
                                 LIMITED WAIVER

     On the basis of the representations and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, Agent and Requisite Lenders hereby agree to waive any Default or Event of Default which may have occurred, or may hereafter occur, under Section 8.1(b) of the Credit Agreement solely as a result of the Borrower's failure to comply with (i) the covenants contained in paragraphs (b) (Minimum Fixed Charge Coverage Ratio) and
(c) (Minimum EBITDA) of Annex G to the Credit Agreement for each Fiscal Quarters ending on June 30, 2000, September 30, 2000 and December 31, 2000, respectively, and (ii) the covenant contained in paragraph (d) (Minimum Tangible Net Worth) of Annex G to the Credit Agreement for the period commencing on June 30, 2000 and continuing to but excluding January 31, 2001; PROVIDED that, the waivers set forth in this Section 2 shall automatically cease to be of any force and effect on January 31, 2001.

                                   SECTION 3.
                              LIMITATION OF WAIVER

             Without limiting the generality of the provisions of Section 11.2 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to noncompliance by Borrower with the provisions of paragraphs (b), (c), and (d) of Annex G of the Credit Agreement in the manner and to the extent described above and nothing in this Amendment shall be deemed to:


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             (a) constitute a waiver of compliance by Borrower with respect to
             (i) paragraphs (b), (c), and (d) of Annex G of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

             (b) prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

             Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                                   SECTION 4.
                         REPRESENTATIONS AND WARRANTIES

             In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders that:

             A. AUTHORIZATION; BINDING OBLIGATIONS. Each Credit Party has all requisite corporate power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by each Credit Party. This Amendment has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). As of the Amendment Effective Date, the Credit Agreement, as amended by this Amendment, will constitute the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

             B. INCORPORATION OF REPRESENTATIONS. Each representation and warranty of each Credit Party contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of the Amendment Effective, except to the extent such representations and warranties relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

             C. ABSENCE OF DEFAULTS. No event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment that constitutes or would constitute a Default or Event of Default after giving effect to this Amendment.


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             D. PERFORMANCE. Borrower has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement.

                                   SECTION 5.
                  ACKNOWLEDGEMENT AND CONSENT BY CREDIT PARTIES

             Borrower and each other Credit Party executing a counterpart hereto agree to and acknowledge the terms and provisions of this Amendment and confirm that each Loan Document to which such Credit Party is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment, except as specifically provided herein. Borrower and each other Credit Party executing a counterpart hereof represent and warrant that, all representations and warranties contained in each Loan Document to which such Credit Party is a party are true, correct and complete in all material respects as of the date hereof to the same extent as though made on each such date and that Borrower and each such Credit Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Loan Documents.

                                   SECTION 6.
                           CONDITIONS TO EFFECTIVENESS

             This Amendment shall become effective (the "AMENDMENT EFFECTIVE DATE") only upon receipt of the following items by Agent:

                  (1) counterparts hereof duly executed by each Credit Party and Requisite Lenders (or, in the case of any Lender, telex or telephone confirmation from such Lender of its execution hereof); and

                  (2) an amendment fee equal to $75,000 payable to Agent for the ratable benefit of the Lenders.


                                   SECTION 7.
                                  MISCELLANEOUS

             A. EFFECT OF AMENDMENT. Except as specifically provided herein, this Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Credit Agreement or the other Loan Documents, and all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect unless otherwise specifically amended, waived, modified or changed pursuant to the terms and conditions of this Amendment.

             On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit


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Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

             B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 11.3 of the Credit Agreement incurred by Agent, Lenders and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

             C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

             D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

             E. COUNTERPARTS. This Amendment may be executed in any number of counterparts, including by telecopy, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



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             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                       BORROWER:

                                       BALDWIN PIANO & ORGAN COMPANY


                                       By: /s/ Duane D. Kimble
                                           -------------------------------------
                                           Name:   Duane D. Kimble
                                                --------------------------------
                                           Title:  Executive Vice President
                                                 -------------------------------



                                       AGENT AND LENDERS:

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       AS AGENT FOR ITSELF AND LENDERS


                                       By: /s/ Charles Chiodo
                                          --------------------------------------
                                          Name: Charles Chiodo
                                          Title:  Its Duly Authorized Signatory



                                       OTHER CREDIT PARTIES:

                                       THE WURLITZER COMPANY


                                       By: /s/ Duane D. Kimble
                                          --------------------------------------
                                          Name:    Duane D. Kimble
                                               ---------------------------------
                                          Title:   Executive Vice President
                                                --------------------------------



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                                       BALDWIN TRADING COMPANY


                                       By: /s/ Duane D. Kimble
                                          --------------------------------------
                                       Name:    Duane D. Kimble
                                            ------------------------------------
                                       Title:   Executive Vice President
                                             -----------------------------------



                                       THE BALDWIN PIANO COMPANY (CANADA)
                                       LIMITED


                                       By:  /s/ Duane D. Kimble
                                          --------------------------------------
                                          Name:   Duane D. Kimble
                                               ---------------------------------
                                          Title:  Executive Vice President
                                                --------------------------------


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